Exhibit 99.1

NEWS RELEASE

LUMENTUM AND COHERENT TO COMBINE, UNITING GLOBAL INDUSTRY LEADERS TO ACCELERATE
THE FUTURE OF PHOTONICS

•	Lumentum to acquire Coherent in a $5.7 billion cash and stock transaction

•	Brings together highly complementary, best-in-class portfolios and teams to accelerate photonic innovation, and significantly expands Lumentum’s penetration of the more than $10 billion market for lasers and photonics outside of communications and 3D sensing

•	Expected to deliver more than $150 million in annual run-rate synergies within 24 months of transaction close, and be accretive to non-GAAP earnings per share during the first full year after closing

•	Lumentum and Coherent announce strong preliminary financial results

•	The companies to host conference call today at 5:30 A.M. PT / 8:30 A.M. ET

San Jose, Calif., and Santa Clara, Calif., January 19, 2021 – Lumentum Holdings Inc. (“Lumentum”) and Coherent, Inc. (“Coherent”) today announced that they have entered into a definitive agreement under which Lumentum will acquire Coherent in a cash and stock transaction valued at $5.7 billion. Under the terms of the agreement, which has been unanimously approved by the Boards of Directors of both companies, Coherent stockholders will receive $100.00 per share in cash and 1.1851 shares of Lumentum common stock for each Coherent share they own. At closing, Coherent stockholders are expected to own approximately 27% percent of the combined company.

The combination unites Coherent’s leading photonics and lasers businesses, including in the Microelectronics, Precision Manufacturing, Instrumentation, and Aerospace & Defense markets, with Lumentum’s leading Telecom, Datacom, and 3D Sensing photonics businesses, creating a diversified photonics technology company with significantly increased scale and market reach. The combination accelerates Lumentum’s penetration of the more than $10 billion market for lasers and photonics outside of the communications and 3D sensing applications. The powerful R&D engine of the combined company will be primed to accelerate innovation in existing and future markets that need the unique capabilities that photonics bring. The combined company will be better positioned to serve the needs of a global customer base increasingly dependent on photonics to enable important end-market transitions including the shift to digital and virtual approaches to work and life, the transition to 5G in wireless networking, advanced bioinstrumentation, advanced microelectronics, and new materials for next generation consumer electronic devices, flat panel and OLED displays, communications equipment, electric and autonomous vehicles, and energy storage.

“Today’s announcement is an important advancement of Lumentum’s strategy,” said Alan Lowe, Lumentum President and CEO. “In our five years as a standalone public company, we have focused on developing the most innovative products and technology in our industry and partnering with market leading customers to help them compete and win in their markets. As we look ahead, we are thrilled to join forces with Coherent to create one of the world’s largest and most diverse photonics technology companies with leading positions in the growing market for photonics. Coherent brings one of the most recognizable and respected brands in the photonics industry and a very talented and innovative team. By increasing our scale, expanding our portfolio, and bolstering our R&D capabilities at a time when global markets are increasingly relying on photonics products and technologies, we are confident in our combined ability to pursue exciting new growth opportunities.

“Together, we expect to increase the pace of innovation, and to be at the forefront of the long-term market trends that are dependent on the capabilities of photonics. The combined company will also have a strong financial profile with a diversified revenue mix and significant synergy opportunities that will deliver enhanced value to our stockholders. We look forward to welcoming Coherent’s talented employees to the team and are confident in our ability to execute a smooth integration focused on supporting both companies’ employees and customers. As I often say, the future is truly bright at Lumentum – and with the addition of Coherent, it is even brighter,” concluded Mr. Lowe.

“We are excited about the combination of Lumentum and Coherent, two iconic brands in their respective photonics markets. We anticipate the combined complementary product portfolio, breadth of customer application knowledge, and R&D capabilities, all based on photonics, will accelerate innovation and adoption of photonics across the many markets that we serve,” said Andy Mattes, Coherent President and CEO. “We are excited to bring Coherent’s strength in OLED display manufacturing, semiconductor wafer inspection and life science instrumentation to Lumentum’s portfolio, to name but a few of the key applications we serve, and believe Lumentum’s expertise and scale in world class photonics components and systems will accelerate Coherent’s vertical integration and addressable market expansion in several high growth areas, such as directed energy in defense and precision battery welding in automotive. We look forward to contributing to a customer-centric, innovative culture with a track record of operational excellence. We are also pleased to deliver immediate and substantial value to our stockholders, as well as meaningful participation in the long-term growth opportunities created by the combined company. Today’s announcement is a testament to the hard work and dedication of the Coherent team to put us in an industry-leading position, and I look forward to working closely with Alan and the Lumentum team on a smooth transition.”

Compelling Strategic and Financial Benefits

•	Creates Diversified Industry Leader by Combining Complementary Leadership Positions Across Key Photonics Markets: The combination will create a leading photonics company with significant positions in the growing market for photonics, an expansive global customer base and a well-diversified revenue mix. By bringing together Coherent’s world-class photonic solutions across the microelectronics, precision manufacturing, instrumentation, and aerospace & defense markets with Lumentum’s leading photonic solutions for the Telecom, Datacom, and 3D Sensing markets, the combined company will offer a broad, differentiated portfolio of photonics products and technology in diverse, growing end markets. The combination accelerates Lumentum’s exposure and penetration of the more than $10 billion market for lasers and photonics outside of communications and 3D sensing applications where Lumentum has existing leadership positions.
•	Creates Stronger Partner for Customers: Lumentum is committed to the photonics and lasers markets and to strongly investing in innovation and manufacturing capabilities to deliver on customers’ photonics needs, today and into the future. The combined company will have a larger global footprint and a broader portfolio of products and technology relevant to global leaders in the development and manufacturing of semiconductors, microelectronics, consumer electronics, autonomous and electric vehicles, and cloud and communications networks, which increasingly need a broader array of photonic solutions for their multitude of product, infrastructure, and manufacturing needs.
•	Increased Intersection of Value Chains Driven by Long-Term Trends: Photonics will play an increasing role in the accelerating shift to increasingly digital and virtual approaches to work and daily life, addressing climate change, new approaches to health care and monitoring, and addressing new safety and security. Combining Lumentum’s and Coherent’s products and technologies increases the intersection of the value chains for all of these applications, from the photonics used to discover, develop, and advance these applications, to the photonics that enable high precision manufacturing to create the high value goods needed in these applications, to finally the photonics products that are directly used in these applications.
•	Well-Positioned to Pursue Attractive Growth Opportunities and New Markets and Expand Position in Technology Stacks: The combined organization will be well-positioned to pursue catalysts for future growth and drive new market opportunities from conception to volume deployment due to its increased capabilities and resources, powerful combined R&D engine, track record of customer-centric innovation, and strong customer relationships. The combination’s increased vertical integration, from underlying components and materials to sub-systems and systems, allows an accelerated optimization of the combined company’s participation in the technology stack of end market customers.
•	Delivers Substantial Run-Rate Synergies and Solid Accretion to Lumentum’s Earnings: There are significant efficiency gains in combining derived by the increased scale, reducing redundancies, and leveraging the best capabilities in the combination. The combined company is expected to generate more than $150 million in annual run-rate synergies within 24 months of the closing of the transaction. The transaction is expected to be accretive to the combined company’s non-GAAP earnings per share during the first full year after the close of the transaction. Upon closing, the combined company is expected to have a solid balance sheet and strong operating cash flows, creating substantial financial flexibility to pursue continued growth initiatives.

Transaction Terms, Financing, Governance and Approvals

The transaction value represents a premium of 49% to Coherent’s closing price on January 15, 2021.

Lumentum intends to finance the cash consideration of the transaction through a combination of cash on hand from the combined company’s balance sheet and $2.1 billion in new debt financing from a fully committed Term Loan B.

Two members of the Coherent Board will be appointed to the Lumentum Board, which will be expanded to nine directors, at the closing of the transaction.

The transaction is expected to close in the second half of calendar year 2021, subject to approval by Lumentum’s and Coherent’s stockholders, receipt of regulatory approvals and other customary closing conditions.

Lumentum’s and Coherent’s Preliminary Financial Results

In separate press releases issued today, Lumentum and Coherent announced preliminary financial results for their second quarter fiscal 2021 and first quarter fiscal 2021, respectively. The Lumentum press release is available at http://investor.lumentum.com. The Coherent press release is available at http://investors.coherent.com.

Advisors

Deutsche Bank served as the exclusive financial advisor and sole bookrunner on the committed debt financing to Lumentum and Wilson Sonsini Goodrich & Rosati served as legal advisor. Bank of America served as exclusive financial advisor to Coherent and Skadden, Arps, Slate, Meagher & Flom LLP served as legal advisor.

Conference Call

The companies will hold a conference call today, January 19, 2021 at 5:30 a.m. PT/8:30 a.m. ET to discuss today’s announcement. A live webcast of the call and the replay will be available on the Lumentum website at http://investor.lumentum.com. Supporting materials for the call’s presentation will be posted on http://investor.lumentum.com under the “Events and Presentations” section prior to the call and on http://investors.coherent.com.

A conference call replay will be available through January 26, 2021, at 11:59 p.m. ET. To listen to the live conference call, dial (844) 802-2439 or (412) 902-4275 and reference the passcode 10151718. To access the replay, dial (877) 344-7529 or (412) 317-0088 and reference the passcode 10151718.

This press release is being furnished as an exhibit to a Current Report on Form 8-K filed with the Securities and Exchange Commission and will be available at http://www.sec.gov/.

About Lumentum

Lumentum (NASDAQ: LITE) is a major designer and manufacturer of innovative optical and photonic products enabling optical networking and laser applications worldwide. Lumentum optical components and subsystems are part of virtually every type of telecom, enterprise, and data center network. Lumentum lasers enable advanced manufacturing techniques and diverse applications including next-generation 3D sensing capabilities. Lumentum is headquartered in San Jose, California with R&D, manufacturing, and sales offices worldwide. For more information, visit www.lumentum.com.

About Coherent

Founded in 1966, Coherent, Inc. (NASDAQ: COHR) is a global provider of lasers and laser-based technology for scientific, commercial and industrial customers. Our common stock is listed on the Nasdaq Global Select Market and is part of the Russell 1000 and Standard & Poor’s MidCap 400 Index. For more information about Coherent, visit the company’s website at https://www.Coherent.com for product and financial updates.

Additional Information and Where to Find It

This communication is being made in respect of a proposed business combination involving Lumentum and Coherent. In connection with the proposed transaction, Lumentum will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that includes the joint proxy statement of Lumentum and Coherent that will also constitute a prospectus of Lumentum. The information in the preliminary proxy statement/prospectus is not complete and may be changed. When the joint proxy statement/prospectus is finalized, it will be sent to the respective stockholders of Coherent and Lumentum seeking their approval of their respective transaction-related proposals.

Lumentum may not sell the common stock referenced in the proxy statement/prospectus until the Registration Statement on Form S-4 filed with the SEC becomes effective. The preliminary proxy statement/prospectus and this communication are not offers to sell Lumentum securities, are not soliciting an offer to buy Lumentum securities in any state where the offer and sale is not permitted and are not a solicitation of any vote or approval.

LUMENTUM AND COHERENT URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE RELATED JOINT PROXY STATEMENT/PROSPECTUS INCLUDED THEREIN AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain these materials (when they are available and filed) free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Lumentum (when they become available) may be obtained free of charge on Lumentum’s website at www.lumentum.com or by contacting Lumentum’s Investor Relations Department at investor.relations@lumentum.com. Copies of documents filed with the SEC by Coherent (when they become available) may be obtained free of charge on Coherent’s website at https://investors.coherent.com by contacting Coherent’s Investor Relations Department at investor.relations@coherent.com.

Participants in the Solicitation

Each of Lumentum, Coherent and directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of the respective stockholders of Coherent and Lumentum in connection with the proposed transaction is set forth in the proxy statement/prospectus to be filed with the SEC. Additional information regarding Lumentum’s executive officers and directors is included in Lumentum’s definitive proxy statement, which was filed with the SEC on September 25, 2020. Additional information regarding Coherent’s executive officers and directors is included in Coherent’s definitive proxy statement, which was filed with the SEC on April 6, 2020. You can obtain free copies of these documents using the information in the paragraph immediately above.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Coherent’s and Lumentum’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Coherent and Lumentum, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining stockholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Coherent’s and Lumentum’s businesses and other conditions to the completion of the transaction; (ii) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the transaction or integrating the businesses of Coherent and Lumentum; (iii) the impact of the COVID-19 pandemic and related private and public sector measures on Coherent’s business and general economic conditions; (iv) risks associated with the recovery of global and regional economies from the negative effects of the COVID-19 pandemic and related private and public sector measures; (v) Coherent’s and Lumentum’s ability to implement its business strategy; (vi) pricing trends, including Coherent’s and Lumentum’s ability to achieve economies of scale; (vii) potential litigation relating to the proposed transaction that could be instituted against Coherent, Lumentum or their respective directors; (viii) the risk that disruptions from the proposed transaction will harm Coherent’s or Lumentum’s business, including current plans and operations; (ix) the ability of Coherent or Lumentum to retain and hire key personnel; (x) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (xi) uncertainty as to the long-term value of Lumentum common stock; (xii) legislative, regulatory and economic developments affecting Coherent’s and Lumentum’s businesses; (xiii) general economic and market developments and conditions; (xiv) the evolving legal, regulatory and tax regimes under which Coherent and Lumentum operate; (xv) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Coherent’s and/or Lumentum’s financial performance; (xvi) restrictions during the pendency of the proposed transaction that may impact Coherent’s or Lumentum’s ability to pursue certain business opportunities or strategic transactions; (xvii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Coherent’s and Lumentum’s response to any of the aforementioned factors; (xviii) geopolitical conditions, including trade and national security policies and export controls and executive orders relating thereto, and worldwide government economic policies, including trade relations between the United States and China; (xix) Coherent’s ability to provide a safe working environment for members during the COVID-19 pandemic or any other public health crises, including pandemics or epidemics; and (xx) failure to receive the approval of the stockholders of Lumentum and/or Coherent. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the joint proxy statement/prospectus to be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the joint proxy statement/prospectus will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Coherent’s or Lumentum’s consolidated financial condition, results of operations, or liquidity. Neither Coherent nor Lumentum assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Contact Information

Lumentum

Investors: Jim Fanucchi, (408) 404-5400, investor.relations@lumentum.com

Media: Eric Brielmann or Kelly Sullivan, Joele Frank, Wilkinson Brimmer Katcher, (212) 355-4449

Coherent

Investors: Kevin Palatnik, EVP & Chief Financial Officer, (408) 764-4161, kevin.palatnik@coherent.com

Media: Jeff Nolan, Director, Marketing, (650) 549-4062, jeff.nolan@coherent.com